                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                FPL GROUP, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                FPL GROUP, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

     (4)  Proposed maximum aggregate value of transaction:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO]

                                FPL GROUP, INC.
                             700 UNIVERSE BOULEVARD
                                 P.O. BOX 14000
                         JUNO BEACH, FLORIDA 33408-0420
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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 1994

The Annual Meeting of Shareholders of FPL Group, Inc., will be held in Palm Beach Gardens, Florida, at the PGA National Resort, 400 Avenue of the Champions, at 10:00 a.m. on Monday, May 9, 1994, to consider and act upon:

     - Election of directors

     - Ratification of the appointment of Deloitte & Touche as auditors

     - Approval of an Annual Incentive Plan

     - Approval of a Long Term Incentive Plan

     - Two shareholder proposals

     - Such other matters as may properly come before the meeting

The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof is February 28, 1994.

Admittance to the meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card.

PLEASE MARK, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR SHARES CAN BE VOTED, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE MEETING. IF YOU DO ATTEND, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

By order of the Board of Directors.

DENNIS P. COYLE

Secretary
March 22, 1994

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                                FPL GROUP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 9, 1994

                                PROXY STATEMENT

ANNUAL MEETING

The Annual Meeting of Shareholders of FPL Group, Inc. ("FPL Group" or the "Corporation") will be held at 10:00 a.m. on Monday, May 9, 1994. The enclosed proxy card is solicited by the Board of Directors, and your execution and prompt return of the card is requested. Every shareholder, regardless of the number of shares held, should be represented at the Annual Meeting. Whether or not you expect to be present at the meeting, please mark, sign, and date the enclosed proxy card and return it in the enclosed envelope. Any shareholder giving a proxy may revoke it at any time before it is voted at the meeting by delivering to the Corporation written notice of revocation or a proxy bearing a later date, or by attending the meeting in person and casting a ballot. Votes cast in person or by proxy will be tabulated by the inspectors of election appointed by the Board of Directors.

The shares represented by your proxy will be voted in accordance with the specifications made on the proxy card. Unless otherwise directed, such shares will be voted:

     - For the election as directors of the nominees named in this proxy statement.

     - For the ratification of the appointment of Deloitte & Touche as auditors.

     - For approval of the Annual Incentive Plan described in this proxy statement.

     - For approval of the Long Term Incentive Plan described in this proxy statement.

     - Against the shareholder proposals described in this proxy statement.

     - In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

Shareholders of record at the close of business on February 28, 1994, are entitled to notice of, and to vote at, the meeting. Each share of Common Stock, $.01 par value, of the Corporation is entitled to one vote. At the close of business on February 28, 1994, the Corporation had 190,065,570 shares of Common Stock outstanding and entitled to vote. The Corporation anticipates first sending this proxy statement and the enclosed proxy card to shareholders on or about March 22, 1994.

In determining the presence of a quorum at the Annual Meeting, abstentions are counted and broker non-votes are not. The current Florida Business Corporation Act provides that directors are elected by a plurality of the votes cast and all other matters are approved if the votes cast in favor of the action exceed the votes cast against the action (unless the matter is one for which the Act or the articles of incorporation require a greater vote). Therefore, under the Act, abstentions and broker non-votes have no legal effect on whether a matter is approved. However, FPL Group's Bylaws, which were adopted prior to the current Act and remain in effect, provide that any matter, including the election of directors, is to be approved by the affirmative vote of a majority of the total number of shares represented at the meeting and entitled to vote on such matter (unless the matter is one for which the Act or some other law or regulation, or FPL Group's Articles of Incorporation, Bylaws, or Board of Directors require a greater or different vote). Therefore, as to all matters to be voted on by shareholders at the Annual Meeting, abstentions have the same effect as a vote against a matter and broker non-votes have no legal effect.

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ELECTION OF DIRECTORS

Unless you specify otherwise on the accompanying proxy, it will be voted for the election of the listed nominees to serve as directors until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting is required to elect each nominee.

- -------------------     H. JESSE ARNELLE  Mr. Arnelle, 60, has been a senior partner with the San
- -------------------     Francisco law firm of Arnelle & Hastie since 1985. He is a director of Wells
- -------------------     Fargo Bank & Company, Wells Fargo Bank, N.A., and WMX Technologies, Inc. Mr.
- ----(Photo)--------     Arnelle is vice chairman of the Pennsylvania State University Board of
- -------------------     Trustees, and also serves on the boards of Bay Area UNICEF, the World Centre,
- -------------------     and the San Francisco Opera. Mr. Arnelle has been a director of FPL Group
- -------------------     since 1990.
- -------------------

- -------------------     ROBERT M. BEALL, II  Mr. Beall, 50, is chairman and chief executive officer of
- -------------------     Beall's, Inc., the parent company of Beall's Department Stores, Inc., and
- -------------------     Beall's Outlet Stores, Inc., which operate retail stores located primarily in
- ----(Photo)--------     Florida. Mr. Beall is a director of Enterprise Bank and of the National Retail
- -------------------     Federation. He is also chairman-elect of the Florida Chamber of Commerce and a
- -------------------     member of the Florida Council of 100. Mr. Beall is a trustee of the University
- -------------------     of Florida Foundation and the University of Florida Retail Center. He has been
- -------------------     a director of FPL Group since 1989.


- -------------------     DAVID BLUMBERG  Mr. Blumberg, 69, is chairman and president of Blumberg Group,
- -------------------     Inc., a real estate development, investment, and consulting firm, and chairman
- -------------------     of American Ventures, Inc., a real estate development, acquisition, and
- -------------------     management firm. Prior to holding these positions he was chairman of Planned
- ----(Photo)--------     Development Company, Ltd., a real estate development firm. He is vice chairman
- -------------------     of the Board of Trustees of the University of Miami and a member of the Board
- -------------------     of the Florida Council of 100. Mr. Blumberg has been a director of FPL Group
- -------------------     since 1973.
- -------------------

s
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
- -------------------     JAMES L. BROADHEAD  Mr. Broadhead, 58, is chairman, president, and chief
- -------------------     executive officer of FPL Group. He is also chairman and chief executive
- -------------------     officer of FPL Group's principal subsidiary, Florida Power & Light Company.
- ------(Photo)------     Mr. Broadhead is a director of Barnett Banks, Inc., Delta Air Lines, Inc., and
- -------------------     The Pittston Company. He is also a board fellow of Cornell University. Mr.
- -------------------     Broadhead has been a director of FPL Group since 1989.
- -------------------
- -------------------

- -------------------     J. HYATT BROWN  Mr. Brown, 56, is president and chief executive officer of Poe
- -------------------     & Brown, Inc., an insurance broker based in Daytona Beach and Tampa. He is a
- -------------------     director of SunTrust Banks, Inc., BellSouth Telecommunications, Inc.,
- ------(Photo)------     Rock-Tenn Company, and the International Speedway Corporation. Mr. Brown is a
- -------------------     former member of the Florida House of Representatives and served as Speaker of
- -------------------     the House from 1978 to 1980. He is a member and past chairman of the Board of
- -------------------     Trustees of Stetson University. Mr. Brown has been a director of FPL Group
- -------------------     since 1989.


- -------------------     MARSHALL M. CRISER  Mr. Criser, 65, is chairman of the Jacksonville law firm
- -------------------     of Mahoney Adams & Criser, P.A. He was formerly president of the University of
- -------------------     Florida. Mr. Criser is a director of Barnett Banks, Inc., BellSouth
- ------(Photo)------     Corporation, CSR America, Inc., Flagler System, Inc., and Perini Corporation.
- -------------------     He is a past chairman of the Florida Board of Regents, a past president of the
- -------------------     Florida Bar and a past chairman of the Florida Council of 100. Mr. Criser has
- -------------------     been a director of FPL Group since 1989.
- -------------------

- -------------------     JEAN MCARTHUR DAVIS  Mrs. Davis, 69, is chairperson of the board of McArthur
- -------------------     Management Company, a Florida dairy products, cattle, and citrus company. She
- -------------------     is a director of Barnett Banks, Inc., and of the Baptist Hospital of Miami.
- -------------------     Mrs. Davis serves on the board of visitors of Duke University Business School
- ------(Photo)------     and is a trustee of the University of Miami. She is a former director of the
- -------------------     Atlanta Federal Reserve Bank and also served as a director of the Florida
- -------------------     Chamber of Commerce. Mrs. Davis has been a director of FPL Group since 1977.
- -------------------
- -------------------

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
- -------------------     B. F. DOLAN  Mr. Dolan, 66, is a retired chairman and chief executive officer
- -------------------     of Textron, Inc., a diversified company with interests in aerospace,
- -------------------     technology and financial services. Mr. Dolan was co-founder and president of
- ------(Photo)------     E-Z-Go Car Corporation until it was acquired by Textron in 1960. He is a
- -------------------     director of Allendale Mutual Insurance Company, First Union Corporation,
- -------------------     Ruddick Corporation, and Textron, Inc., and a member of the Cannon Research
- -------------------     Development Board. Mr. Dolan has been a director of FPL Group since 1992.


- -------------------     WILLARD D. DOVER  Mr. Dover, 63, has been a member of the Fort Lauderdale law
- -------------------     firm of Fleming, O'Bryan & Fleming, P.A., since 1958. He is a director and
- -------------------     former chairman of the Florida Council of 100 and is a trustee and former
- ------(Photo)------     chairman of the Florida Council of Economic Education. He has previously
- -------------------     served as a trustee of the Nova University Law Center and Florida Atlantic
- -------------------     University Foundation, Inc., and as chairman of the Florida Atlantic Research
- -------------------     and Development Authority. He is a director of Barnett Bank of Broward County.
- -------------------     Mr. Dover has been a director of FPL Group since 1989.


- -------------------     ALFONSO FANJUL  Mr. Fanjul, 56, is chairman and chief executive officer of
- -------------------     Flo-Sun Incorporated and president and chief executive officer of Central
- -------------------     Romana Corporation, Ltd., both of which are engaged in sugar cultivation and
- -------------------     processing. Central Romana is also engaged in real estate development and
- ------(Photo)------     resort hotel operations. Mr. Fanjul also serves as chairman of the executive
- -------------------     committee of FAIC Securities, Inc., a broker of insured certificates of
- -------------------     deposit of banks and savings and loan associations. He is a director of
- -------------------     Pennzoil Company, a trustee of the University of Miami and St. Mary's
- -------------------     Hospital, and a member of the Good Samaritan Medical Center Board. Mr. Fanjul
                        has been a director of FPL Group since 1989.


- -------------------     STEPHEN E. FRANK  Mr. Frank, 52, is president and chief operating officer of
- -------------------     Florida Power & Light Company, the principal subsidiary of FPL Group. He was
- -------------------     formerly executive vice president and chief financial officer of TRW, Inc., a
- -------------------     Cleveland-based diversified, high technology, multinational company. He is a
- ------(Photo)------     director of Arkwright Mutual Insurance Company and Great Western Financial
- -------------------     Corporation and a trustee of the University of Miami. Mr. Frank has been a
- -------------------     director of FPL Group since 1990.
- -------------------
- -------------------

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
- -------------------     DREW LEWIS  Mr. Lewis, 62, is chairman and chief executive officer of Union
- -------------------     Pacific Corporation, a transportation, natural resources, and environmental
- -------------------     services company. He served as U.S. Secretary of Transportation from 1981 to
- ------(Photo)------     1983. He is a director of American Express Company, American Telephone &
- -------------------     Telegraph Company, and Ford Motor Company. Mr. Lewis is a former chairman and
- -------------------     chief executive officer of Warner Amex Cable Communications Inc. and a former
- -------------------     chairman of The Business Roundtable. Mr. Lewis has been a director of FPL
- -------------------     Group since 1992.


- -------------------     FREDERIC V. MALEK  Mr. Malek, 57, is chairman of Thayer Capital Partners, a
- -------------------     merchant bank, and co-chairman of Coldwell Banker Commercial Group, a
- -------------------     commercial real estate group. Mr. Malek was formerly the president and vice
- -------------------     chairman, successively, of Northwest Airlines, Inc., and prior to that was
- ------(Photo)------     president of Marriott Hotels and Resorts. He served as campaign manager for
- -------------------     Bush/Quayle '92. Mr. Malek also served in several U.S. government positions,
- -------------------     including deputy director of the Office of Management and Budget. He is a
- -------------------     director of American Management Systems, Inc., Automatic Data Processing
- -------------------     Corporation, Inc., Avis Inc., ICF, Inc., Manor Care, Inc., Northwest Airlines,
                        Inc., National Education Corporation, and various PaineWebber mutual funds.
                        Mr. Malek has been a director of FPL Group since 1987.


- -------------------     PAUL R. TREGURTHA  Mr. Tregurtha, 58, is chairman and chief executive officer
- -------------------     of Mormac Marine Group, Inc., a maritime shipping company. He is also vice
- -------------------     chairman, director and co-owner of Interlake Steamship Company. Mr. Tregurtha
- -------------------     previously served as chairman, chief executive officer, president and chief
- ------(Photo)------     operating officer of Moore McCormack Resources, Inc., a natural resources and
- -------------------     water transportation company. He is also a former vice president of Brown &
- -------------------     Sharpe Manufacturing Company. Mr. Tregurtha is a director of Teachers
- -------------------     Insurance and Annuity Association, Shawmut National Corporation, and Brown &
- -------------------     Sharpe Manufacturing Company. Mr. Tregurtha has been a director of FPL Group since 1989.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors met eight times in 1993. Each director attended at least 75% of the Board meetings and meetings of the committees on which he or she served during that year.

FPL Group's Audit Committee, comprised of Mrs. Davis and Messrs. Arnelle, Criser (Chairman), Dolan, Dover, and Fanjul, met five times in 1993. The Audit Committee has functional supervision over the internal audit staff, reviews the system of internal controls and the adequacy of the internal audit system, and receives reports on activities of the internal auditing department. It recommends to the Board the independent public accountants and reviews the scope of the audits and the actual audits performed by both the independent public accountants and the internal auditors. It is responsible for ensuring that the financial statements present fairly the financial condition of FPL Group.

The Compensation Committee, comprised of Mrs. Davis and Messrs. Arnelle, Beall, Blumberg, Brown (Chairman), Lewis, and Tregurtha, met three times in 1993. Its functions include reviewing and approving the executive compensation program for FPL Group and its subsidiaries; setting performance targets; assessing executive performance; making grants of salary, annual incentive compensation, and long-term incentive compensation; and approving certain employment agreements.

The Executive Committee, comprised of Messrs. Broadhead (Chairman), Blumberg, Brown, Criser, Dolan, and Tregurtha, met five times in 1993. It also functions as the Nominating Committee. As such, it is responsible for identifying and evaluating potential nominees for election to the Board and recommends candidates for all directorships to be filled by the shareholders or the Board. The Committee will consider potential nominees recommended by any shareholder entitled to vote in elections of directors. Potential nominations must be submitted in writing to the Secretary, 700 Universe Boulevard, P.O. Box 14000, Juno Beach, Florida 33408-0420, and must be received not later than 90 days in advance of the Annual Meeting of Shareholders.

DIRECTOR COMPENSATION

Directors of FPL Group who are salaried employees of FPL Group or any of its subsidiaries do not receive any additional compensation for serving as a director or committee member. Non-employee directors of FPL Group receive an annual retainer of $26,000, and committee chairpersons receive an additional annual retainer of $3,000. A fee of $1,100 is paid to non-employee directors for each Board or committee meeting attended.

Non-employee directors retiring from the Board of FPL Group at or after age 65 with a minimum of five years of service receive an annual retirement benefit equal to the annual retainer being paid to active directors. The benefit is paid to the director or his or her surviving spouse for the greater of the director's life or the number of years he or she served as a director.

Non-employee directors are eligible for supplemental medical coverage and are covered by travel and accident insurance. Total premiums attributable to such directors amounted to $20,724 for 1993.

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COMMON STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

FPL Group's directors, its executive officers, and the Trustee under its Employee Thrift Plans beneficially own shares of FPL Group Common Stock as follows:

                                                                                          NUMBER
                                        NAME                                           OF SHARES(a)
- -------------------------------------------------------------------------------------  ------------
     H. Jesse Arnelle................................................................        1,092(b)
     Robert M. Beall, II.............................................................        2,000
     David Blumberg..................................................................        1,200
     James L. Broadhead..............................................................      131,840(c)
     J. Hyatt Brown..................................................................        2,000
     Dennis P. Coyle.................................................................        7,204
     Marshall M. Criser..............................................................        2,100(d)
     Jean McArthur Davis.............................................................        3,682
     B. F. Dolan.....................................................................        8,048
     Willard D. Dover................................................................        1,000
     Alfonso Fanjul..................................................................        1,000
     Stephen E. Frank................................................................       17,466(e)
     Jerome H. Goldberg..............................................................        7,506
     Drew Lewis......................................................................        2,000
     Frederick V. Malek..............................................................        1,000
     Paul R. Tregurtha...............................................................        1,000
     C. O. Woody.....................................................................       20,317(f)
     All directors and executive officers as a group.................................      247,070(g)

     Fidelity Management Trust Company...............................................   21,024,043(h)
     82 Devonshire Street
     Boston, Massachusetts 02109

- ---------------

(a)   Information is as of January 31, 1994, for executive officers and March 1, 1994, for all others.
      Unless otherwise indicated, each person has sole voting and investment power.
(b)   Includes 492 share units under a deferred compensation plan.
(c)   Includes 96,800 shares of restricted stock as to which Mr. Broadhead has voting but not investment power.
(d)   Includes 1,800 shares as to which Mr. Criser disclaims beneficial ownership.
(e)   Includes 1,882 shares of restricted stock as to which Mr. Frank has voting but not investment power.
(f)   Includes 1,787 shares subject to exercisable stock options.
(g)   Less than 1% of the Common Stock outstanding.
(h)   11.1% of the Common Stock outstanding; held as Trustee under the Florida Power & Light Company
      Master Thrift Plans Trust. The Trustee disclaims beneficial ownership of such securities.

The Corporation's directors and executive officers are required to file initial reports of ownership and reports of changes of ownership of Common Stock with the Securities and Exchange Commission. Based upon a review of these filings and written representations from the directors and executive officers, all required filings were timely made in 1993 except that Mr. Dover made a late filing of an initial report for a trust of which he is a co-trustee.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee submits the following report for 1993:

FPL Group's executive compensation program is designed to align compensation with the Corporation's business strategy, its goals and values, and the return to shareholders. The program rewards executives based on achievement of measurable corporate goals and individual performance; links compensation programs with the Corporation's annual and long-term strategic planning and measurement process; and provides competitive compensation to attract and retain key executives critical to the success of the Corporation.

The Committee determines an executive's competitive total level of compensation based on information drawn from a variety of sources, including utility and general industry surveys, proxy statements, and industry consultants. The Corporation's "comparator group" includes major electric utilities, telecommunication companies, and general industrial companies located in the Southeast. Emerging electric utility industry trends (i.e., deregulation and increasing competition) and the need to recruit from outside the industry are the principal reasons for including other companies in the comparator group.

There are three components to the Corporation's executive compensation program: base salary, annual incentive compensation, and long-term incentive compensation. In general, the three components are structured so that base salary represents 30% to 60% of an executive officer's total targeted compensation, annual incentive compensation represents 20% to 35% of such compensation, and long-term incentive compensation represents 20% to 40% of such compensation. The more senior the position, the greater the portion of compensation that is based on performance.

Base salaries are designed to be competitive with comparable companies and to reflect the individual's overall performance. Increases are based on comparable companies' practices, the Corporation's performance, and the individual's performance. Each executive officer's base salary and performance are reviewed annually to ensure equitable pay.

Annual incentive compensation is based upon the accomplishment of key goals and objectives of the Corporation, its subsidiaries, and in the case of FPL, business units within the subsidiary. These goals and objectives, expressed as performance indicators and targets, are established by the Compensation Committee at the beginning of each year and become the basis of the annual incentive plan and the criteria against which the officer's performance is measured. FPL Group's 1993 performance goals consisted of both financial and operating measures, as discussed below in regard to the chief executive officer's compensation. For 1993, the average level of achievement exceeded the targets.

If shareholders approve the Annual Incentive Plan at the 1994 Annual Meeting, annual incentive compensation for 1994 and subsequent years will be based upon the attainment of net income goals for the Corporation established prior to the beginning of each year. The amounts earned on the basis of this performance measure will be subject to reduction based on the degree of achievement of other performance indicators and at the discretion of the Committee. This change is intended to prevent the loss of the federal income tax deduction available to the Corporation for the amount of any compensation in excess of $1,000,000 paid to the chief executive officer and the four other most highly-compensated officers without unnecessarily disrupting what the Committee considers to be a sound incentive compensation program.

Long-term incentive compensation is based on the average level of achievement under the annual incentive plans over a four-year period. Targeted awards, in the form of performance shares granted under the Corporation's Long Term Incentive Plan, are made at the beginning of the period. Payouts are based on the degree of accomplishment of the goals and objectives embodied in the annual incentive plans included in the period. Since one of the goals of the performance share program is to link directly the financial interests of FPL Group's shareholders and senior management, 60% of the payout is made in shares of Common Stock which the recipient is expected, absent extraordinary circumstances, to hold for the duration of his or her employment.

For 1993, Mr. Broadhead, FPL Group's chief executive officer, was paid $765,900 in base salary, $581,318 in annual incentive compensation, and $700,763 (consisting of 11,101 shares of Common Stock and $280,313 in cash) in long-term incentive compensation. The base salary reflects the Compensation Committee's assessment of Mr. Broadhead's overall performance and an analysis of the salaries of the chief executive officers in the comparator group.

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Mr. Broadhead's 1993 annual incentive compensation was based on 1993 incentive performance measures for FPL (weighted 80%) and the non-utility businesses (weighted 20%) and upon certain qualitative factors. For FPL, the incentive performance measures were financial (weighted 50%), operating (weighted 30%), and major projects (weighted 20%). The financial performance indicators were operations and maintenance costs, capital expenditure levels, book and regulatory return on equity, and net income. The operating performance indicators were customer satisfaction survey results, service reliability as measured by the frequency and duration of service interruptions, system performance as measured by the equivalent availability factors for the fossil and nuclear power plants, unplanned trips of nuclear power plants, the Nuclear Regulatory Commission's systematic assessment of licensee performance for the nuclear plants, employee staffing levels, number of significant environmental violations, and employee safety. The major projects performance indicators were load management installed capability, the adherence to schedules and budgets for the Lauderdale repowering project, the Martin plant construction project, and customer information system project, implementation of an integrated resource plan, and conservation program's annual installed capacity. For the non-utility businesses, the performance measures were combined operating income (weighted 50%), and the achievement of the operating plans of each of the businesses (also weighted 50%). The qualitative factors included: the difficulty of the financial goals in light of a weak economy and unusually mild weather; the impact of a major cost reduction program; and preparing FPL to succeed in a competitive environment.

The long-term compensation payout to Mr. Broadhead was based on an average level of achievement of better than 100% with respect to the annual incentive plans for the three years ended December 31, 1993 (although the long-term payout was limited to 100%). Like 1993, the performance measures for 1991 and 1992 were also based on predefined financial, operational, and strategic objectives.

Respectfully submitted,

J. Hyatt Brown, Chairman      Jean McArthur Davis
H. Jesse Arnelle              Drew Lewis
Robert M. Beall, II           Paul R. Tregurtha
David Blumberg

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EXECUTIVE COMPENSATION

The following table sets forth compensation paid during the past three years to FPL Group's chief executive officer and the other four most highly-compensated persons who served as executive officers of FPL Group or Florida Power & Light Company ("FPL") at December 31, 1993.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                  ANNUAL COMPENSATION               -------------------------
                                                                                      AWARDS        PAYOUTS
                                         -------------------------------------------------------------
                                                                      OTHER         RESTRICTED
                                                                      ANNUAL          STOCK           LTIP           ALL OTHER
  NAME AND PRINCIPAL POSITION   YEAR      SALARY       BONUS       COMPENSATION     AWARDS(a)      PAYOUTS(b)     COMPENSATION(c)
- ------------------------------- ----     --------     --------     ------------     ----------     ----------     ---------------
James L. Broadhead............. 1993     $765,900     $581,318        $5,735         $      -       $700,763          $10,554
  Chairman & CEO                1992      740,000      487,912         3,841                -        744,565            9,858
  of FPL Group                  1991      684,000      435,000         3,808                -(d)           -            9,820
Stephen E. Frank............... 1993      476,100      282,803         3,278                -        273,836           10,554
  President & COO               1992      460,000      245,916         3,064                -        286,000            9,858
  of FPL                        1991      420,000      243,000           773          175,670(e)           -            8,105
Jerome H. Goldberg............. 1993      445,100      204,468         9,702                -        148,432           10,554
  President, Nuclear Division,  1992      430,000      175,528         4,241                -        107,250            9,858
  of FPL                        1991      395,300      170,000         4,359                -              -            8,802
Dennis P. Coyle................ 1993      310,500      134,078             -                -        148,432           10,532
  General Counsel & Secretary   1992      300,000      114,660         2,183                -        152,688            9,858
  of FPL Group                  1991      276,600      105,000           511                -              -            6,570
C. O. Woody.................... 1993      261,900      126,039           721                -        129,078           10,554
  Sr. Vice President, Power     1992      253,000      103,736         1,455                -        117,939            9,858
  Generation, of FPL            1991      237,400       97,000         1,602                -              -            8,802

- ---------------

(a) Dividends at normal rates are paid on restricted Common Stock.
(b) Payouts were made 60% in shares of Common Stock, valued at $37.875 per share, and 40% in cash.
(c) Employer matching contributions to employee thrift plans.
(d) At December 31, 1993, Mr. Broadhead held 96,800 shares of restricted Common Stock with a value of $3,787,300. These shares were awarded in 1991 for the purpose of financing Mr. Broadhead's supplemental retirement plan and will offset lump sum benefits that would otherwise be payable to him in cash upon retirement. See "Retirement Plans" herein.
(e) At December 31, 1993, Mr. Frank held 1,882 shares of restricted Common Stock with a value of $73,633. A total of 5,644 shares were awarded to Mr. Frank in 1991 pursuant to an undertaking made to him when he was initially employed by FPL and vested in equal installments on February 15, 1992, 1993, and 1994.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

STOCK OPTIONS

The following table sets forth information with respect to the only executive officer named in the Summary Compensation Table who held any stock options or stock appreciation rights during 1993.

                                                             NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                 SHARES                  OPTIONS/SARS AT 12/31/93      OPTIONS/SARS AT 12/31/93
                                ACQUIRED      VALUE     ---------------------------   ---------------------------
            NAME               ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -----------------------------  -----------   --------   -----------   -------------   -----------   -------------
C. O. Woody..................         -           -        1,787              -         $14,743             -

LONG TERM INCENTIVE PLAN AWARDS

In 1993 and 1994, awards of performance shares under FPL Group's Long Term Incentive Plan were made to the executive officers named in the Summary Compensation Table as set forth in the following table.

                        LONG TERM INCENTIVE PLAN AWARDS

                                                                                  ESTIMATED FUTURE PAYOUTS
                                                                                            UNDER
                                                                                 NON-STOCK PRICE-BASED PLANS
                                                                                -----------------------------
                                                                                      NUMBER OF SHARES
                                                NUMBER     PERFORMANCE PERIOD   -----------------------------
                 NAME                   YEAR   OF SHARES      UNTIL PAYOUT      THRESHOLD   TARGET    MAXIMUM
- --------------------------------------  ----   ---------   ------------------   ---------   ------    -------
James L. Broadhead....................  1993     21,883    1/1/93 - 12/31/96          -     21,883    21,883
                                        1994     25,282    1/1/94 - 12/31/97          -     25,282    25,282
Stephen E. Frank......................  1993      8,656    1/1/93 - 12/31/96          -      8,656     8,656
                                        1994     10,001    1/1/94 - 12/31/97          -     10,001    10,001
Jerome H. Goldberg....................  1993      6,937    1/1/93 - 12/31/96          -      6,937     6,937
                                        1994      8,014    1/1/94 - 12/31/97          -      8,014     8,014
Dennis P. Coyle.......................  1993      4,839    1/1/93 - 12/31/96          -      4,839     4,839
                                        1994      5,590    1/1/94 - 12/31/97          -      5,590     5,590
C. O. Woody...........................  1993      4,082    1/1/93 - 12/31/96          -      4,082     4,082
                                        1994      4,743    1/1/94 - 12/31/97          -      4,743     4,743

The performance share awards shown above are payable at the end of the four-year performance periods. The amount of the payout is determined by multiplying the participant's target number of shares by his average level of attainment, expressed as a percentage, which may not exceed 100%, of his targeted awards under the Annual Incentive Plans for each of the years encompassed by the award period. A description of the 1993 annual incentive plan performance indicators is included in the Compensation Committee Report, herein. If shareholders approve the Annual Incentive Plan and Long Term Incentive Plan described in this proxy statement, future annual incentive payouts will be based on achieving specific net income goals. Payouts under the current Long Term Incentive Plan can range from zero to 100% of the target amount. Payouts under the proposed new Long Term Incentive Plan can range from zero to 160%.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

RETIREMENT PLANS

FPL Group maintains a non-contributory defined benefit pension plan and supplemental executive retirement plans. The following table shows the estimated annual benefits, calculated on a straight-line annuity basis, payable upon retirement in 1993 at age 65 after the indicated years of service.

                               PENSION PLAN TABLE

                                              YEARS OF SERVICE
 ELIGIBLE AVERAGE       ------------------------------------------------------------
ANNUAL COMPENSATION        10           20           30           40           50
- -------------------     --------     --------     --------     --------     --------
    $   300,000         $ 70,837     $118,377     $147,572     $156,259     $158,647
        400,000           95,757      158,377      197,572      208,759      211,147
        500,000          120,677      198,377      247,572      261,259      263,647
        600,000          145,597      238,377      297,572      313,759      316,147
        700,000          170,516      278,377      347,572      366,259      368,647
        800,000          195,436      318,377      397,572      418,759      421,147
        900,000          220,356      358,377      447,572      471,259      473,647
      1,000,000          245,276      398,377      497,572      523,759      526,147
      1,100,000          270,196      438,377      547,572      576,259      578,647
      1,200,000          295,116      478,377      597,572      628,759      631,147
      1,300,000          320,036      518,377      647,572      681,259      683,647
      1,400,000          344,956      558,377      697,572      733,759      736,147
      1,500,000          369,876      598,377      747,572      786,259      788,647

The compensation covered by the plans includes annual salaries and bonuses of officers of FPL Group and annual salaries of officers of FPL, as shown in the Summary Compensation Table, but no other amounts shown in the Table. The estimated credited years of service for the executive officers named in the Summary Compensation Table are: Mr. Broadhead, 5 years; Mr. Frank, 3 years; Mr. Goldberg, 4 years; Mr. Coyle, 4 years; and Mr. Woody, 37 years.

A supplemental retirement plan for Mr. Broadhead provides for a lump-sum retirement benefit equal to the then present value of a joint and survivor annuity providing annual payments to him equal to 61% to 65% of his average annual compensation for the three years prior to his retirement between age 62
(1998) and age 65 (2001) and to his surviving beneficiary of 37.5% of such average annual compensation, reduced by the then present value of the annual amount of payments to which he is entitled under all other pension and retirement plans of FPL Group and former employers. This benefit is further reduced by the then value of 96,800 shares of restricted Common Stock which vest as to 77,000 shares in 1998 and as to 19,800 shares in 2001. Upon a change in control of FPL Group (as defined below under "Employment Agreements"), the restrictions on the restricted stock lapse and the full retirement benefit becomes payable. Upon termination of Mr. Broadhead's employment agreement (also described below) without cause, the restrictions on the restricted stock lapse and he becomes fully vested under the supplemental retirement plan. Absent any such change of control or termination of employment, Mr. Broadhead will have no right to such shares of restricted stock, and there will be no payments under the supplemental retirement plan, unless he remains with the Corporation until at least age 62.

Mr. Goldberg's employment agreement with FPL provides for a retirement benefit which, together with the amount received by him pursuant to his former employer's deferred compensation program, equals the total post-retirement benefits he would have received if he had remained employed by such employer until age 65. The terms of Mr. Frank's employment with FPL provide for a benefit, upon retirement at age 62 or more, equal to the difference between a pension benefit for 30 years of credited service and the normal pension plan benefit. A supplemental retirement plan for Mr. Coyle provides for benefits, upon retirement at age 62 or more, based on two times his credited years of service.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The Corporation sponsors a split-dollar life insurance plan for certain of its senior officers. Benefits under the split-dollar plan are provided by universal life insurance policies purchased by the Corporation. If the officer dies prior to retirement, the officer's beneficiaries generally receive two and one-half times the officer's annual salary at the time of death. If the officer dies after retirement, the officer's beneficiaries receive between 50% to 100% of the officer's final annual salary. Each officer is taxable on the insurance carrier's one year term rate for his or her life insurance coverage.

EMPLOYMENT AGREEMENTS

The Corporation has entered into an employment agreement with Mr. Broadhead for an initial term ending December 1997, with automatic one-year extensions thereafter unless either party elects not to extend. The agreement provides for a base salary of $795,800 plus annual and long-term incentive compensation opportunities at least equal to those currently in effect. If the Corporation terminates Mr. Broadhead's employment without cause, he is entitled to receive a lump sum payment of two years' compensation. Compensation is measured by the then current base salary plus the average of the preceding two years' annual incentive awards. He would also be entitled to receive all amounts accrued under all performance share grants in progress, prorated for the year of termination and assuming achievement of the targeted award, and to full vesting of his benefits under his supplemental retirement plan.

The Corporation and certain of its subsidiaries have entered into employment agreements with certain officers, including the individuals named in the Summary Compensation Table (other than Mr. Goldberg), to become effective in the event of a change of control of the Corporation, which is defined as the acquisition of beneficial ownership of 20% of the voting power of the Corporation, certain changes in the Corporation's Board, or approval by the shareholders of the liquidation of the Corporation or of certain mergers or consolidations or of certain transfers of the Corporation's assets. These agreements are intended to assure the Corporation of the continued services of key officers. The agreements provide that each officer shall be employed by the Corporation or one of its subsidiaries in his or her then current position, with compensation and benefits at least equal to the then current base and incentive compensation and benefit levels, for an employment period of four and in certain cases, five, years after a change in control occurs.

In the event that the officer's employment is terminated (except for death, disability, or cause) or if the officer terminates his or her employment for good reason, as defined in the agreement, the officer is entitled to severance benefits in the form of a lump sum payment equal to the compensation due for the remainder of the employment period or for two years, whichever is longer. Such benefits would be based on the officer's then base salary plus an annual bonus at least equal to the average bonus for the two years preceding the change of control. The officer is also entitled to the maximum amount payable under all long-term incentive compensation grants outstanding, continued coverage under all employee benefit plans, supplemental retirement benefits, and reimbursement for any tax penalties incurred as a result of the severance payments.

An employment agreement between Mr. Goldberg and FPL, which expires in 1994, provides for a base salary of at least $350,000 per year, targeted annual incentive compensation equal to 35% of his base salary, and either the retirement benefit described above under "Retirement Plans" plus a death benefit to his beneficiary equal to 300% of his base salary, payable over 6 years, or, if he dies before his contract expires, a death benefit to his beneficiary equal to 550% of his base salary, payable over 10 years.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

PERFORMANCE GRAPHS

The graph below compares the cumulative total returns, including reinvestment of dividends, of FPL Group Common Stock with the companies in the Standard & Poor's (S&P) 500 Index and the Dow Jones Electric Utility Index (Dow Jones Electrics). The comparison covers the five years ended December 31, 1993, and is based on an assumed $100 investment on December 31, 1988, in the S&P 500 Index, the Dow Jones Electrics, and FPL Group Common Stock. The Dow Jones Electrics is based on the performance of 49 electric and electric/gas combination utilities. It includes FPL Group as well as other utility holding companies with diversified operations.

                                   (Graphic)

                             TOTAL RETURN FOR THE
                      FIVE YEARS ENDED DECEMBER 31, 1993

                                        (Graphic)

                                   Value on December 31,
                       -------------------------------------------
                       1988   1989    1990    1991    1992    1993
                       ----   ----    ----    ----    ----    ----
FPL Group               100    125     108     149     156     180
DOW Jones Electrics     100    131     133     173     185     206
S&P 500                 100    132     128     166     179     197





In 1990, FPL Group announced its intention to focus on the electric power business and to exit businesses not related to FPL Group's core strengths. Since then, the senior management of FPL Group has been realigned, non-utility businesses have been sold, and Florida Power & Light Company has been restructured. The graph below provides an additional comparison of the total cumulative return of FPL Group Common Stock and the indices described above since these fundamental changes were made. The graph covers the period December 31, 1990, through December 31, 1993, and assumes the investment of $100 on December 31, 1990.


                                  (Graphic)

                             TOTAL RETURN FOR THE
                     THREE YEARS ENDED DECEMBER 31, 1993


                               Value on December 31,
                          ----------------------------
                          1990    1991    1992    1993
                          ----    ----    ----    ----
FPL Group                  100     137     144     166
DOW Jones Electrics        100     130     138     155
S&P 500                    100     130     140     155

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board has selected Deloitte & Touche, independent public accountants, to audit the accounts of FPL Group and its subsidiaries for the fiscal year ending December 31, 1994, and to perform such other services as may be required of them.

Representatives of Deloitte & Touche will be present at the 1994 Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions raised at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION.

APPROVAL OF ANNUAL INCENTIVE PLAN

Background

For many years the Corporation has adhered to the principle of pay-for-performance. Payments of both annual and long-term incentive compensation to senior officers are based on the achievement of specific performance measures, as described in the Compensation Committee Report herein.

Changes to federal tax law enacted during 1993 will limit the federal income tax deduction that may be taken by the Corporation for compensation paid to the chief executive officer and the four other most highly-compensated officers ("Covered Officers") of publicly-held corporations unless certain requirements are satisfied. Prior to the enactment of the 1993 Tax Act, the Corporation was permitted a deduction for all of the compensation paid to the Covered Officers. The 1993 Tax Act places a $1 million limit on the deduction that may be taken for any Covered Officer unless such compensation is based on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors, and the material terms of the compensation goal under which the compensation is to be paid are disclosed to and approved by shareholders. The Annual Incentive Plan (the "Annual Plan") described below is intended to preserve the deductibility of incentive compensation paid to Covered Officers.

Description

The individuals eligible to participate in the Annual Plan are the Covered Officers, who in 1993 were the persons named in the Summary Compensation Table herein, and other salaried employees of the Corporation and its subsidiaries whose performance significantly contribute to the success of the Corporation (approximately 350 people). The Annual Plan is administered by the Compensation Committee of the Board (the "Committee") which currently consists of seven outside directors, none of whom has ever been an employee of the Corporation or any subsidiary.

At the beginning of each year, the Committee establishes written net income goals for the Corporation and targeted annual incentive awards for the Covered Officers. The targeted awards are established by the Committee based on a percentage of base salary. Payouts of the awards are based on the degree of achievement of the net income goals. The targets are objective: there is a minimum net income level that must be achieved before any payout may occur, a targeted award, and a maximum award. Before any payment under the Annual Plan can occur, the Committee must certify that the performance goals were satisfied. Also, awards are subject to reduction based on the level of achievement of other performance indicators established by the Committee and at the discretion of the Committee.

The Committee believes that it would be inappropriate to disclose specific net income targets. It believes these goals are confidential business information, the disclosure of which would adversely affect the Corporation and its shareholders. For 1994, the maximum incentive award is set at 160% of the targeted award for each individual, and the maximum annual incentive payments that could be earned by the officers named in the Summary Compensation Table range from $168,000 to $700,300. Assuming growth in the target awards to reflect inflation and competitive practice, the maximum annual incentive payment payable to the most highly-compensated executive officer within the next five years could rise to $1,128,000. Because awards under the Annual Plan are within the discretion of the Committee, payments that would have been received by participants in the last fiscal year if the Annual Plan had been in effect, and payments that will be received by participants in the future, are not determinable.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The Board of Directors believes that the compensation program for the Covered Officers of the Corporation is aligned with the long-term interests of shareholders. Loss of the federal income tax deduction for the amount of compensation in excess of $1,000,000 paid to any of the Covered Officers would result in a higher income tax liability for the Corporation and a resulting decrease in after-tax earnings.

Under the Corporation's Bylaws, the affirmative vote of a majority of the total number of shares represented at the meeting and entitled to vote on the Annual Plan is required to approve the Annual Plan. The 1993 Tax Act requires a lesser vote for such approval (a majority of the shares voting). Therefore, the approval required by the 1993 Tax Act will be satisfied by the approval required by the Bylaws.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ANNUAL INCENTIVE PLAN.

APPROVAL OF LONG TERM INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, a new Long Term Incentive Plan (the "Long Term Plan"). If approved by shareholders, the new Long Term Plan will replace the Corporation's current Long Term Incentive Plan which expires December 31, 1994, and no further awards will be made under the current plan.

The purposes of the Long Term Plan are (a) to promote the identity of interests between shareholders and employees by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other salaried employees of the Corporation and its subsidiaries and (b) to attract and retain the services of qualified and capable employees. To further the objective of linking compensation to corporate performance, the Long Term Plan is designed to provide meaningful long-term incentive opportunities for employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

The same changes to federal income tax law discussed under "Approval of Annual Incentive Plan" apply to compensation paid under the Long Term Plan. Accordingly, the Long Term Plan has been designed to preserve for the Corporation the federal income tax deduction for certain types of compensation paid under it, including performance awards, performance-based restricted stock, options, stock appreciation rights, and other stock-based awards.

A copy of the Long Term Plan is included as an exhibit to this proxy statement, and the following summary is qualified in its entirety by reference to the complete plan.

General

The Long Term Plan provides for the grant of performance awards, stock options, stock appreciation rights, restricted stock, performance-based restricted stock, deferred stock, dividend equivalents, and other stock-based awards, or combinations of these awards. The individuals eligible to participate in the Long Term Plan are the chief executive officer and the four other most highly-compensated officers ("Covered Officers"), who in 1993 were the individuals named in the Summary Compensation Table in this proxy statement, and other salaried employees of the Corporation and its subsidiaries whose performance significantly contribute to the success of the Corporation (approximately 350 people). Generally, awards are granted for no consideration other than services. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award under the Long Term Plan, other awards under other plans of the Corporation, or other rights to payment from the Corporation. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times.

A total of 9,000,000 shares of FPL Group Common Stock are reserved and available for awards under the Long Term Plan. To the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shares forfeited, or related to an award which terminates without issuance of shares, will again be available for issuance under the Long Term Plan. The closing price of a share of Common Stock on the New York Stock Exchange on March 1, 1994, was $33.875.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

A maximum of 250,000 shares (or the equivalent fair market value thereof for awards payable other than in shares but valued by reference to shares) may be made subject to performance awards, performance-based restricted stock, and other stock-based awards subject to performance criteria in any year. The maximum payout of such awards in any year may not exceed 160%, or 400,000 shares in the aggregate and 100,000 shares to any individual. A maximum of 1,500,000 shares may be made subject to options or stock appreciation rights in any year. No participant may receive awards covering or representing more than 25% of the maximum number of shares which may be made subject to such types of awards in any year.

Performance share awards made in 1993 and 1994 to the persons named in the Summary Compensation Table under the Corporation's current Long Term Incentive Plan will be converted to performance awards under the proposed Long Term Plan, except that the maximum payout will be limited to 100% of the targeted awards. These awards are set forth in the Long Term Incentive Plan Awards table included in this proxy statement.

No awards have been granted under the Long Term Plan. Because awards under the Long Term Plan are within the discretion of the Committee, benefits that would have been received by participants in the last fiscal year if the Long Term Plan had been in effect, and benefits that will be received by participants in the future, are not determinable.

Administration

The Long Term Plan will be administered by the Compensation Committee of the Board (the "Committee"), consisting of three or more directors each of whom must be a "disinterested person" as defined under Rule 16b-3 under the Exchange Act. The Committee is authorized to designate participants, determine the type and number of awards to be granted, set terms and conditions of awards, and make all determinations which may be necessary or advisable for the administration of the Long Term Plan.

Performance Awards

Performance awards confer upon a participant rights payable or exercisable based on the attainment of certain performance objectives during specified award periods. Performance awards are denominated in shares of Common Stock, may be payable in cash, stock, other awards or other property, and may be subject to such forfeiture conditions, restrictions, and other terms as the Committee may specify.

Performance awards are currently the only type of awards being used for long-term incentive compensation. At the beginning of each year, the Committee makes grants of performance awards, denominated in shares, to the Covered Officers and other participants. The grants constitute targeted long-term incentive compensation awards which can be earned over a specified award period (currently four years) based on performance. Payouts of performance awards are determined by multiplying the number of shares granted with respect to an award by the participant's average level of attainment, expressed as a percentage which may not exceed 160%, of his or her targeted award under the Annual Incentive Plans for each of the years encompassed by the award period. Beginning in 1994, the Annual Incentive Plans are based on the attainment of specified amounts of net income, as described in this proxy statement under "Approval of Annual Incentive Plan". The Committee has discretion to reduce the payout to a Covered Officer, but not to increase it.

The same performance criteria and payout formula would be applicable to awards of performance-based restricted stock and other stock-based awards subject to performance criteria.

Stock Options and SARs

Stock options, including incentive stock options ("ISOs") and non-qualified stock options, entitle the participant to purchase shares of Common Stock at prescribed prices. Stock appreciation rights ("SARs") entitle the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. SARs may be granted alone or in tandem with options. The exercise price of an option and the grant price of an SAR generally may not be less than the fair market value per share of the Common Stock on the date of grant. Stock options and SARs are exercisable at such times and subject to such terms and conditions as established by the Committee, except no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, Common Stock, outstanding awards or other property as the Committee may determine from time to time.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

Restricted and Deferred Stock

Restricted stock generally consists of shares which may not be disposed of by participants until restrictions established by the Committee lapse. Performance-based restricted stock consists of shares that are subject to restrictions and to a risk of forfeiture if specified performance criteria are not met during the restriction period. A participant receiving restricted stock will have all of the rights of a shareholder of the Corporation, including the right to vote the shares and receive dividends, except to the extent limited by the Committee. Deferred stock generally consists of a right to receive shares at the end of specified deferral periods. Deferred stock is subject to such restrictions or limitations as the Committee may impose. Deferred stock carries no voting or dividend rights or other rights associated with stock ownership (although rights to receive dividend equivalents may be awarded). Upon termination of employment during the restriction or deferral period, restricted or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Committee.

Dividend Equivalents

Dividend equivalents confer on participants the right to receive, currently or on a deferred basis, cash, stock, other awards, or other property equal in value to dividends paid on a specific number of shares. Dividend equivalents may be paid directly to participants or may be deemed to be reinvested in additional stock awards or otherwise.

Other Stock-Based Awards

The Committee may also grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee determines the terms and conditions of such awards, including any consideration to be paid to exercise awards, any performance objectives to be attained, the period during which awards will be outstanding, and forfeiture conditions and restrictions.

Other Terms of Awards

Awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of interest or dividend equivalents on any deferred amounts or stock, respectively. The Committee may place shares or other property in trusts or make other arrangements to provide for payment of the Corporation's obligations under the Long Term Plan.

Awards may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, except, with respect to awards other than ISOs, to the extent permitted under Rule 16b-3 under the Exchange Act. A participant may designate a beneficiary to exercise such person's rights and receive distributions under the Long Term Plan upon such person's death.

The Corporation may, at the discretion of the Committee, make, guarantee, or arrange loans to participants in connection with the exercise of any option or other payment (including taxes) relating to an award. The Committee will determine the terms and provisions of any such loans, including interest rates, recourse provisions, and conditions under which loan repayments could be waived.

Amendment, Termination, and Adjustments

The Board may amend, suspend or terminate the Long Term Plan without the consent of shareholders or participants, except that shareholder approval will be sought within one year after such Board action if shareholder approval is required by any applicable law or regulation or rule of a stock exchange, or if the Board in its discretion determines that obtaining such approval is advisable. The Committee may also amend, accelerate, suspend or terminate any outstanding award and any related agreement. No amendment or termination may impair the rights of a participant under any outstanding award without his or her consent. The Long Term Plan will continue until such time as it is terminated by the Board.

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In the event of certain changes affecting the shares of Common Stock (such as a stock dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event), the Committee may adjust the aggregate number or kind of shares which may be issued under the Long Term Plan and the terms of outstanding awards as it deems to be appropriate in order to prevent dilution or enlargement of participants' rights under the Long Term Plan. The Committee may also make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Corporation or any subsidiary or their financial statements or changes in applicable laws, regulations, or accounting principles.

Change of Control

In the event of a Change of Control of the Corporation (as defined), automatically in the case of participants subject to Section 16(b) of the Exchange Act, and unless otherwise determined by the Board in other cases: (i) all performance criteria of performance-based awards will be deemed fully achieved, (ii) all outstanding awards under the Plan, regardless of any restrictions or limitations, will become fully exercisable and freed of all restrictions and limitations (other than restrictions imposed under securities and other laws), and (iii) all outstanding awards (unless restricted under certain securities and other laws) will be cancelled and the holder will be paid in cash on the basis of the "Change of Control Price" (as defined) as of the date that the Change of Control occurs or such other date as the Committee may determine prior to the Change of Control.

For purposes of the Plan, a Change of Control is deemed to have occurred if: (i) any person, other than the Corporation, a subsidiary or employee benefit plan of the Corporation, or a corporation in a transaction resulting in more than 75% of its voting securities being owned by the Corporation's shareholders is or becomes the beneficial owner of 20% or more of the voting power of the Corporation's outstanding voting securities; (ii) individuals who were members of the Board at the effective date of the Long Term Plan cease, for any reason to constitute at least a majority thereof, unless each director who was not a director at such date was elected by, or on the recommendation of, at least a majority of the directors who were serving at such date or who were subsequently so elected or appointed; (iii) the Corporation's shareholders approve a merger, sale of assets or other similar transaction with respect to which the Corporation's shareholders immediately before the transaction do not own at least 75% of the voting securities of the corporation resulting from the transaction, or (iv) the shareholders approve the liquidation or dissolution of the Corporation.

The Change of Control Price for awards other than ISOs and related SARs is based upon the highest price per share paid or offered to be paid in the open market or in a transaction related to the Change of Control during the preceding 60-day period.

Federal Income Tax Implications

The Corporation believes that under present law, the following federal income tax consequences generally arise with respect to awards granted under the Long Term Plan. The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Corporation. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Corporation will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock acquired on the date of exercise, and upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the freely transferable and nonforfeitable stock received. In each case, the Corporation will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

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A participant's disposition of shares acquired upon the exercise of an option,
SAR, or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant of the ISO or within one year after the transfer of the shares to the participant) measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Corporation in connection with a disposition of shares acquired under an option or other award, except that the Corporation will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

With respect to awards granted under the Long Term Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Corporation will be entitled to a deduction for the same amount. With respect to awards involving Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Corporation will be entitled to a deduction for the same amount at the same time the participant recognizes ordinary income. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, in which case the Corporation will be entitled to a deduction at the same time.

In each instance described above, the deduction available to the Corporation may be limited, as to the Covered Officers, by the 1993 Tax Act, which places a $1 million limit on the deduction that may be taken for compensation paid to any Covered Officer unless such compensation is based on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors, and paid pursuant to a plan approved by shareholders. The Long Term Plan is designed to enable the Corporation to meet the requirements for deductibility as to performance awards, performance-based restricted stock, stock options, stock appreciation rights, and other performance-based awards subject to performance criteria if the Long Term Plan and the Annual Incentive Plan described elsewhere in this proxy statement are approved by shareholders.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Long Term Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security under the Long Term Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.

The affirmative vote of the holders of a majority of the total number of shares represented at the meeting and entitled to vote on the Long Term Plan is required for approval of the Long Term Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE LONG TERM PLAN.

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SHAREHOLDER PROPOSAL FOR CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

John J. Gilbert, 1165 Park Avenue, New York, New York 10128, as co-trustee under the will of Minnie D. Gilbert for 220 shares of Common Stock and as representatives of an additional family interest of 700 shares, and Margaret R. and John J. Gilbert, as trustees under the will of Samuel Rosenthal for 200 shares of Common Stock, and/or John C. Henry, 5 East 93rd Street, New York, New York 10128, as owner of 1,200 shares, and/or Kay Griffin, Isle of Yew, 6264 Tall Cypress Circle, Lake Worth, Florida 33463, as owner of 250 shares, have notified FPL Group that they will cause to be introduced from the floor at the Annual Meeting of Shareholders the following proposal:

     "RESOLVED: That the stockholders of FPL Group, Inc., assembled in annual meeting in person and by proxy, hereby request that the Board of Directors take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

The shareholder proponents have submitted the following statement in support of their proposal:

     "Support along the lines we suggest was shown last year when 19.2%, 7,507 owners of 29,852,415 shares, were cast in favor of this proposal. The vote against included 25,997,831 unmarked proxies.

     Director Alfonso Fanjul is the chairman of FAIC Securities Inc., a broker of insured certificates of deposit of banks and savings and loan associations, and also a director of Pennzoil, which has done very well with cumulative voting having defeated Texaco many years ago in that famous case.

     Mr. Fanjul should be aware, as everyone else, that the National Bank Act provides for cumulative voting. Unfortunately, the authorities allow the formation of holding companies without it. Thus, with so many banking failures the result is that tax payers have to make up the losses. Banking authorities have the right to question the capability of directors to be on banking boards. Unfortunately, in so many cases authorities come in after and say the director or directors were not qualified.

     So there is no reason why this could not be done for corporations under the SEC and banking authorities.

     In the past, FPL had the terrible Colonial Penn disaster. Of course, Mr. James Broadhead, our chairman, had to clean that up when he came to head our company.

     A law enacted in California provides that all state pension holding, as well as state college funds, invested in shares, must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors. We believe that Florida and other states should adopt the same law as California.

     Alaska took away cumulative voting, over our objections, when it became a state. Perhaps, if the citizens had insisted on proper representation the disastrous Valdez oil spill might have been prevented if environmental directors were elected through cumulative voting.

     Many successful corporations have cumulative voting. For example, in spite of still having a stagger system of electing directors, Ingersoll-Rand, which has cumulative voting, won two awards. In FORTUNE magazine it was ranked second as "America's Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rand excels." We believe FPL Group, Inc. should follow this example.

     If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain."

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THE BOARD OF DIRECTORS OPPOSES CUMULATIVE VOTING FOR THE FOLLOWING REASONS:

The Board of Directors believes that directors should be chosen for their capacity and willingness to represent all shareholders, and that the present system of voting for directors provides the best assurance that the decisions of the directors will be made in the best interests of all the shareholders, rather than for the benefit of special interest groups.

Cumulative voting tends to produce special interest directors beholden to the narrow interests of those who elect them, even though such interests may be adverse to the overall welfare of the Corporation and the shareholders as a whole. A board encumbered by such conflicting factions could impede the ability of the Corporation to arrive at decisions that represent the long-term interests of all shareholders and to react timely and decisively in critical situations. The factionalism caused by cumulative voting could also deter independent persons of standing and reputation from serving on the Board and reduce the sense of cooperation and confidence which the Board presently maintains.

Neither Florida, the state in which FPL Group is incorporated, Delaware, the state in which most major publicly-owned corporations are incorporated, nor the Model Business Corporation Act, which reflects a consensus of the academic and practicing legal community, requires cumulative voting. This is in accord with the Board's belief that the principle of majority rule is the appropriate one for the election of directors.

Mr. Gilbert submitted cumulative voting proposals at the Corporation's 1979, 1980, 1981, and 1993 Annual Meetings of Shareholders. In each instance the proposal was overwhelmingly defeated, last year by a margin of three to one.

The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting and entitled to vote on the resolution is required to approve the proposed shareholder resolution.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

SHAREHOLDER PROPOSAL REGARDING ENDORSEMENT OF THE CERES PRINCIPLES.

Christian Brothers Investment Services, Inc., 675 Third Avenue, 31st Floor, New York, New York 10017-5704, as owner of 122,500 shares of Common Stock, has notified FPL Group that it will cause to be introduced from the floor at the Annual Meeting of Shareholders the following proposal:

     "WHEREAS WE BELIEVE:

     The responsible implementation of sound environmental policy increases long-term shareholder value by increasing efficiency, decreasing clean-up costs, reducing litigation, and enhancing public image and product attractiveness;

     Adherence to public standards for environmental performance gives a company greater public credibility than is achieved by following standards created by industry alone. In order to maximize public credibility and usefulness, such standards also need to reflect what investors and other stakeholders want to know about the environmental records of their companies;

     Standardized environmental reports will provide shareholders with useful information which allows comparisons of performance against uniform standards and comparisons of progress over time. Companies can also attract new capital from investors seeking investments that are environmentally responsible, responsive, progressive, and which minimize the risk of environmental liability.

     AND WHEREAS:

     The Coalition for Environmentally Responsible Economies (CERES) - which comprises large institutional investors with $150 billion in stockholdings (including shareholders of this Company), public interest representatives, and environmental experts - consulted with dozens of corporations and produced comprehensive public standards for both environmental performance and reporting. Over 50 companies have endorsed the CERES Principles - including the Sun Company, a Fortune-500 company - to demonstrate their commitment to public environmental accountability.

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     In endorsing the CERES Principles, a company commits to work toward:

      1. Protection of the biosphere           6. Safe products and services
      2. Sustainable use of natural resources  7. Environmental restoration
      3. Waste reduction & disposal            8. Informing the public
      4. Energy conservation                   9. Management commitment
      5. Risk reduction                        10. Audits and reports

     The full text of the CERES Principles and the accompanying CERES Report Form are available from CERES, 711 Atlantic Ave., Boston MA 02110, 617-451-0927.

     Concerned investors are asking the Company to be publicly accountable for its environmental impact, including collaboration with this corporate, environmental, investor, and community coalition to develop (a) standards for environmental performance and disclosure; (b) appropriate goals relative to these standards; (c) evaluation methods and tools for measurement of progress toward these goals; and (d) a format for public reporting of this progress.

     We believe this request is consistent with regulation adopted by the European Community for companies' voluntary participation in verified and publicly-reported eco-management and auditing.

     RESOLVED: Shareholders request the Company to endorse the CERES Principles as a commitment to be publicly accountable for its environmental impact."

The shareholder proponents have submitted the following statement in support of their proposal:

     "We invite the Company to endorse the CERES Principles by (1) stating its endorsement in a letter signed by a senior officer; (2) committing to implement the Principles; and (3) annually completing the CERES Report. Endorsing these Principles complements, rather than supplants internal corporate environmental policies and procedures.

     We believe that without this public scrutiny, corporate environmental policies and reports lack the critical component of adherence to standards set not only by management but also by other stakeholders. Shareholders are asked to support this resolution, to encourage our Company to demonstrate environmental leadership and accountability for its environmental impact."

THE BOARD OF DIRECTORS OPPOSES ENDORSEMENT OF THE CERES PRINCIPLES ON THE FOLLOWING GROUNDS:

The principal subsidiary of FPL Group to which the CERES Principles would be applicable is Florida Power & Light Company. As an electric utility company, FPL is already subject to stringent and extensive environmental regulation by federal, state, and local governmental authorities and files voluminous, detailed environmental reports with them.

More than two decades ago, FPL was one of the first utilities in the nation to establish an environmental affairs department. In 1992, FPL adopted its own statement of environmental principles, incorporating strong environmental values in all aspects of its activities. In addition, FPL has developed and implemented a comprehensive audit and compliance program designed to assure fulfillment of all its environmental responsibilities. The success of FPL's environmental program is evidenced by over 25 awards received during the past decade, including the Environmental Achievement Award from the National Environmental Award Council, the Award for Outstanding Achievement in Environmental Protection from the National Environmental Development Association, and the Corporate Award for Conservation given by the Florida Audubon Society. To impose still another layer of standards and reports will only increase costs without improving what FPL considers an already very high level of environmental accountability.

The Board of Directors believes that endorsement of the CERES Principles would add nothing to FPL Group's commitment to protection of the environment and could subject it to potential increased liabilities and costs. Furthermore, the Board is not persuaded that CERES' effort to create a standardized environmental report is useful or even meaningful. Each industry and each company is different, with its own environmental concerns. Therefore, it is difficult to reduce relevant environmental disclosure or evaluation to a "standardized" format.

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The affirmative vote of a majority of the total number of shares of Common Stock represented at the meeting and entitled to vote on the resolution is required to approve the proposed shareholder resolution. The proponents submitted the same proposal at last year's Annual Meeting, and it was rejected by a margin of nine to one.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL.

SHAREHOLDER PROPOSALS

Proposals on matters appropriate for shareholder consideration consistent with the regulations of the Securities and Exchange Commission submitted by shareholders for inclusion in the proxy statement and form of proxy for the 1995 Annual Meeting of Shareholders must be received at FPL Group's principal executive offices on or before November 22, 1994. Such shareholder proposals may be mailed to Dennis P. Coyle, Secretary, FPL Group, Inc., 700 Universe Boulevard, Post Office Box 14000, Juno Beach, Florida 33408-0420.

GENERAL

The expense of soliciting proxies will be borne by FPL Group. Proxies will be solicited principally by mail, but directors, officers, and regular employees of FPL Group or its subsidiaries may solicit proxies personally or by telephone. FPL Group has retained The Bank of Boston to assist in the solicitation of proxies, for which services it will be paid a fee of $8,500 plus out-of-pocket expenses. FPL Group will reimburse custodians, nominees or other persons for their out-of-pocket expenses in sending proxy material to beneficial owners.

Regardless of the number of shares you own, it is important that they be represented at the Annual Meeting. You are respectfully requested to mark, sign, date, and return the accompanying proxy at your earliest convenience.

OTHER BUSINESS

The Board of Directors does not know of any other business to be presented at the meeting and does not intend to bring before the meeting any matter other than the proposals described herein. However, if any other business should come before the meeting, or any adjournments thereof, the persons named in the accompanying proxy card will have discretionary authority to vote all proxies.

By order of the Board of Directors.

DENNIS P. COYLE

Secretary
March 22, 1994

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                                                                       EXHIBIT A

                                FPL GROUP, INC.

                            LONG TERM INCENTIVE PLAN
                                      1994

     SECTION 1. PURPOSE. The purpose of this Long Term Incentive Plan (the "Plan") of FPL Group, Inc. (together with any successor thereto, the "Corporation") is (a) to promote the identity of interests between shareholders and employees of the Corporation by encouraging and creating significant ownership of Common Stock of the Corporation by officers and other salaried employees of the Corporation and its subsidiaries; (b) to enable the Corporation to attract and retain qualified officers and employees who contribute to the Corporation's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for officers and other employees who are responsible for the success of the Corporation and who are in a position to make significant contributions toward its objectives.

     SECTION 2. DEFINITIONS. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

     2.01. "Award" means any Performance Award, Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Dividend Equivalent, or Other Stock-Based Award, or any other right or interest relating to Shares or cash, granted to a Participant under the Plan.

     2.02. "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     2.03. "Board" means the Board of Directors of the Corporation.

     2.04. "Change of Control" and related terms are defined in Section 9.

     2.05. "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     2.06. "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; provided, however, that the Committee, and any subcommittee thereof, shall consist of three or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

     2.07. "Corporation" is defined in Section 1.

     2.08. "Covered Employee" has the same meaning as set forth in section 162(m) of the Code, and successor provisions.

     2.09. "Deferred Stock" means a right, granted to a Participant under
Section 6.05, to receive Shares at the end of a specified deferral period.

     2.10. "Dividend Equivalent" means a right, granted to a Participant under
Section 6.03, to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares.

     2.11. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

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     2.12. "Fair Market Value" means, with respect to Shares, Awards, or other property, the fair market value of such Shares, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Shares as of any date shall be the closing sales price on that date of a Share as reported in the New York Stock Exchange Composite Transaction Report; provided, that if there were no sales on the valuation date but there were sales on dates within a reasonable period both before and after the valuation date, the Fair Market Value is the weighted average of the closing prices on the nearest date before and the nearest date after the valuation date. The average is to be weighed inversely by the respective numbers of trading days between the selling dates and the valuation date.

     2.13. "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

     2.14. "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.15. "Option" means a right, granted to a Participant under Section 6.06, to purchase Shares, other Awards, or other property at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.16. "Other Stock-Based Award" means a right, granted to a Participant under Section 6.08, that relates to or is valued by reference to Shares.

     2.17. "Participant" means a person who, as an officer or salaried employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

     2.18. "Performance Award" means a right, granted to a Participant under
Section 6.02, to receive cash, Shares, other Awards, or other property the payment of which is contingent upon achievement of performance goals specified by the Committee.

     2.19. "Performance-Based Restricted Stock" means Restricted Stock that is subject to a risk of forfeiture if specified performance criteria are not met within the restriction period.

     2.20. "Plan" is defined in Section 1.

     2.21. "Restricted Stock" means Shares, granted to a Participant under
Section 6.04, that are subject to certain restrictions and to a risk of forfeiture.

     2.22. "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     2.23. "Shares" means the Common Stock, $.01 par value, of the Corporation and such other securities of the Corporation as may be substituted for Shares or such other securities pursuant to Section 10.

     2.24. "Stock Appreciation Right" means a right, granted to a Participant under Section 6.07, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise of the right, with payment to be made in cash, Shares, other Awards, or other property as specified in the Award or determined by the Committee.

     2.25. "Subsidiary" means any corporation (other than the Corporation) with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

     2.26. "Year" means a calendar year.

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     SECTION 3. ADMINISTRATION.

     3.01. Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select and designate Participants;

          (ii) to designate Subsidiaries;

          (iii) to determine the type or types of Awards to be granted to each Participant;

          (iv) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (v) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be cancelled, forfeited, or surrendered;

          (vi) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder; and

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

     3.02. Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, or applicable law, the Committee shall have sole discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Corporation, Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

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     3.03. Limitation of Liability.  Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Corporation acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination, or interpretation.

     SECTION 4. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 9,000,000. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date at which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of tandem or substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

     If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent permitted under Rule 16b-3.

     SECTION 5. ELIGIBILITY. Awards may be granted only to individuals who are officers or other salaried employees (including employees who also are directors) of the Corporation or a Subsidiary; provided, however, that no Award shall be granted to any member of the Committee.

     SECTION 6. SPECIFIC TERMS OF AWARDS.

     6.01. General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation the acceleration of vesting of any Awards or terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

     6.02. Performance Awards. Subject to the provisions of Sections 7.01 and 7.02, the Committee is authorized to grant Performance Awards to Participants on the following terms and conditions:

          (i) Award and Conditions. A Performance Award shall confer upon the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Award is granted, in whole or in part, as determined by the Committee, conditioned upon the achievement of performance criteria determined by the Committee.

          (ii) Other Terms. A Performance Award shall be denominated in Shares and may be payable in cash, Shares, other Awards, or other property, and have such other terms as shall be determined by the Committee.

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     6.03. Dividend Equivalents.  The Committee is authorized to grant Dividend
Equivalents to Participants. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards, or otherwise reinvested.

     6.04. Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee shall determine.

          (ii) Forfeiture. Performance-Based Restricted Stock shall be forfeited unless preestablished performance criteria specified by the Committee are met during the applicable restriction period. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

          (iii) Certificates of Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Corporation shall retain physical possession of the certificates, and the Participant shall deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Unless otherwise determined by the Committee, cash dividends paid on Performance-Based Restricted Stock shall be automatically reinvested in additional shares of Performance-Based Restricted Stock and cash dividends paid on other Restricted Stock shall be paid to the Participant. Dividends reinvested in Performance-Based Restricted Stock and Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such stock or other property has been distributed.

     6.05. Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, on the following terms and conditions:

          (i) Award and Restrictions. Delivery of Shares will occur upon expiration of the deferral period specified for Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee shall determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

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     6.06. Options.  The Committee is authorized to grant Options to
Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that, except as provided in Section 7.03, such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Corporation plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Options shall expire not later than ten years after the date of grant.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Corporation which result from such disqualification.

     6.07. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, other than one related to an Incentive Stock Option, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise or the Change of Control Price as defined in
     Section 9.03) over (B) the grant price of the Stock Appreciation Right as determined by the Committee as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7.03, shall be not less than the Fair Market Value of one Share on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any Stock Appreciation Right. Limited Stock Appreciation Rights that may be exercised only upon the occurrence of a Change of Control (as such term is defined in Section 9.02 or as otherwise defined by the Committee) may be granted under this Section 6.07. Stock Appreciation Rights shall expire not later than ten years after the date of grant.

     6.08. Other Stock-Based Awards. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation, Shares awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards, which may include performance criteria. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6.08 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

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     SECTION 7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

     7.01. Performance-Based Awards. Performance Awards, Performance-Based Restricted Stock, and certain Other Stock-Based Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goal shall be the attainment of preestablished amounts of annual net income of the Corporation.

     The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee.

     7.02. Maximum Yearly Awards. A maximum of 250,000 Shares (or the equivalent Fair Market Value thereof with respect to Awards valued in whole or in part by reference to, or otherwise based on or related to, Shares) may be made subject to Performance Awards, Performance-Based Restricted Stock, and Other Stock-Based Awards subject to performance criteria in any Year. The maximum payout of such Awards in any Year may not exceed 160% of the amount thereof, or 400,000 Shares in the aggregate and 100,000 Shares in the case of any Participant. A maximum of 1,500,000 Shares may be made subject to Options and Stock Appreciation Rights in any Year. No Participant may receive Awards covering or representing more than 25% of the maximum number of Shares which may be made subject to such types of Awards in any Year. The Share amounts in this
Section 7.02 are subject to adjustment under Section 10 and are subject to the Plan maximum under Section 4.

     7.03. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Corporation, any Subsidiary, or any business entity to be acquired by the Corporation or a Subsidiary, or any other right of a Participant to receive payment from the Corporation or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any Stock Appreciation Right, or purchase price of any other Award conferring a right to purchase Shares:

          (i) Granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

          (ii) Retroactively granted in tandem with an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or award.

     7.04. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.03), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

     7.05. Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a Stock Appreciation Right granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

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     7.06. Form of Payment Under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Corporation or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

     7.07. Loan Provisions. With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Corporation may make, guarantee, or arrange for, a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

     SECTION 8. GENERAL RESTRICTIONS APPLICABLE TO AWARDS.

     8.01. Restrictions Under Rule 16b-3.

          8.01.1. Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition;
     (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; and (iii) any Award in the nature of a Stock Appreciation Right must be held for six months from the date of grant to the date of cash settlement.

          8.01.2. Nontransferability. Awards which constitute derivative securities (including any option, stock appreciation right, or similar right) shall not be transferable by a Participant except by will or the laws of descent and distribution (except pursuant to a beneficiary designation authorized under Section 8.02) or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and, in the case of an Incentive Stock Option or, if then required by Rule 16b-3, any other derivative security granted under the Plan, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

          8.01.3. Compliance with Rule 16b-3. It is the intent of the Corporation that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

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     8.02. Limits on Transfer of Awards; Beneficiaries.  No right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Corporation or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Corporation or a Subsidiary). Unless otherwise determined by the Committee (subject to the requirements of Section 8.01.2), no Award subject to any restriction shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution (except to the Corporation under the terms of the Plan); provided, however, that a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

     8.03. Registration and Listing Compliance. The Corporation shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Corporation and any national securities exchange, until such laws, regulations, and contractual obligations of the Corporation have been complied with in full, although the Corporation shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

     8.04. Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange on which Shares are listed. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Corporation or such other person as the Committee may designate.

     SECTION 9. CHANGE OF CONTROL PROVISIONS. Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in this Section 9:

     9.01. Acceleration and Cash-Out Rights. In the event of a "Change of Control," as defined in Section 9.02, automatically in the case of Participants subject to Section 16 of the Exchange Act, and unless otherwise determined by the Board in writing at or after grant but prior to the occurrence of the Change of Control in the case of Participants not subject to Section 16 of the Exchange
Act:

          (i) The performance criteria of all Performance Awards, Performance-Based Restricted Stock, and Other Stock-Based Awards shall be deemed fully achieved and all such Awards shall be fully earned and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04;

          (ii) Any Option, Stock Appreciation Right, and other Award in the nature of a right that may be exercised which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on dispositions of equity securities set forth in
     Section 8.01.1 and legal restrictions on the issuance of Shares set forth in Section 8.04;

          (iii) The restrictions, deferral limitations, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section
     8.01.1 and legal restrictions on the issuance of Shares set forth in
     Section 8.04; and

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          (iv) All outstanding Awards shall be cancelled and a Participant holding any such Award shall be paid in cash therefor on the basis of the "Change of Control Price" (as defined in Section 9.03) as of the date that the Change of Control occurs, or such other date as the Committee may determine prior to the Change of Control; provided, however, that this
     Section 9.01 (iv) shall not apply in the case of any Award if the cancellation of and payment for such Award would cause the Participant to incur actual short-swing profits liability under Section 16(b) of the Exchange Act.

     9.02. Change of Control. For purposes of Section 9.01, a "Change of Control" shall mean:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation Common Stock") or
     (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Corporation or any of its subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries or (iii) any acquisition by any corporation with respect to which, following such acquisition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

          (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

          (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

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          (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Corporation" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Corporation or of any direct or indirect subsidiary of the Corporation (including the stock of any direct or indirect subsidiary of the Corporation) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Corporation (as hereinafter defined). The "fair market value of the Corporation" shall be the aggregate market value of the then Outstanding Corporation Common Stock (on a fully diluted basis) plus the aggregate market value of the Corporation's other outstanding equity securities. The aggregate market value of the shares of Outstanding Corporation Common Stock shall be determined by multiplying the number of shares of Outstanding Corporation Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Corporation Common Stock for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Corporation shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Corporation Common Stock or by such other method as the Board shall determine is appropriate.

     9.03. Change of Control Price. For purposes of this Section 9, "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Corporation at any time during the preceding 60-day period as determined by the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating thereto, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

     SECTION 10. ADJUSTMENT PROVISIONS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     SECTION 11. CHANGES TO THE PLAN AND AWARDS.

     11.01. Changes to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Corporation's shareholders within one year after such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange on which the Shares may be listed, or if the Board in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may impair the rights of such Participant under any Award theretofore granted to him.

     11.02. Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.

     SECTION 12. GENERAL PROVISIONS.

     12.01. No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

     12.02. No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Corporation unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

     12.03. Tax Withholding. The Corporation or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

     12.04. No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Corporation or any Subsidiary or to interfere in any way with the right of the Corporation or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

     12.05. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Corporation's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     12.06. Other Compensatory Arrangements. The Corporation or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     12.07. Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     12.08. Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

     SECTION 13. EFFECTIVE DATE. The Plan shall become effective on February 14, 1994; provided, however, that within one year after such date, the Plan shall have been approved by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote (and the affirmative vote of a majority of the Shares voting) at a meeting of the Corporation's shareholders, or any adjournment thereof.

                           1994 ANNUAL INCENTIVE PLAN


                                FPL GROUP, INC.

                                       &

                         FLORIDA POWER & LIGHT COMPANY





                                                                     MARCH, 1994

                           1994 ANNUAL INCENTIVE PLAN

               FPL GROUP, INC. AND FLORIDA POWER & LIGHT COMPANY



OBJECTIVES:


1. Recognize outstanding performers who have contributed significantly to the Corporation's success and to their respective business unit.

2. Align the corporate vision, goals and strategy to compensation strategy.

3. Provide a compensation environment which will attract, retain, and motivate talented employees.



ELIGIBLE PARTICIPANTS:


All exempt employees of FPL Group and Florida Power & Light Company.

Executives & Grades 11-14:        Nomination based on significant contribution
                                  to the successful accomplishment of corporate and business unit indicators.



Grades 1-10:                      Nomination based on clearly unique
                                  performance and the successful
                                  accomplishment of business unit
                                  indicators.



CORPORATE GOALS:


The amount of annual incentive compensation earned shall be determined based on the degree of achievement of the corporate net income goals specified by the Compensation Committee. Amounts earned on the basis of achievement of the net income goals are subject to reduction based on the degree of achievement of the performance indicators specified by the Compensation Committee and at the discretion of the Compensation Committee. Both the goals and the targeted awards shall be set forth in writing (which may be the minutes of a meeting) by the Compensation Committee prior to the commencement of the services to which the goals relate (except the goals and targets for 1994 shall be set forth in writing no later than March 31, 1994).

LEVELS OF PERFORMANCE:

Performance will be measured at three levels:

1.       Corporate Net Income
         - Payouts cannot exceed the maximum targeted award. Amounts earned in accordance with this performance measure are subject to reduction based on performance at the next two levels.

2.       Corporate Performance (CP)
         -       Financial indicators
         -       General operating indicators
         -       Major milestone indicators

3.       Business Unit Performance (BUP)
         -       General operating indicators
         -       Major milestone indicators
         -       Cross functional indicators

The "Allocation Formula" for the CP and BUP performance measures shall be determined by the Compensation Committee.


TARGET AWARD BY ORGANIZATIONAL LEVEL:


          POSITION                   TARGET AWARD (1)                  ALLOCATION % (2)
          --------                   ----------------                  ----------------
          Executives
          ----------
         Chairman & CEO                    55%                             100/0/0
         President & COO                   45%                             100/0/0
         Vice President                20% - 35%                           50/50/0

          Managers
          --------
         Grades 13-14                      15%                             50/50/0
         Grade 12                          12%                             50/50/0
         Grade 11                          10%                             50/50/0
         Grade 10                          10%                             0/100/0
         Grades 8-9                         8%                             0/100/0
         Grades 1-7                         6%                             0/100/0

         (1)  Calculated as a percentage of base salary.
         (2)  Corporate percent/Business Unit percent/Individual percent.
         NOTE: All calculations of CP and BUP will be multiplied by the CEO/BU Factor (0% -120%).

CONDITIONS:


- -        Participant must be employed on or before September 1, and at the time awards are paid, unless otherwise provided by the Corporation. Awards for participants employed between January and September will be prorated.

- -        Retirement, disability or death may result in a prorated award.  Early retirement may result in a prorated award, with Compensation Committee approval.

- -        Payments awarded under this Plan will be the responsibility of the
         Compensation Committee, and for manager levels will be subject to the discretion of FPL management.

                            GRAPHICS APPENDIX LIST

                      PROXY STATEMENT DATED MARCH 22, 1994
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              OF FPL GROUP, INC.
                          TO BE HELD ON MAY 9, 1994



                EDGAR VERSION

Pages 2 through 5 --
        photos of Directors omitted


Page 14
        two performance graphs omitted;
        charts setting out the data points
        for such graphs are included in both
        the paper copy and the EDGAR version